UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)             May 28, 2007

ATLIN MINERAL EXPLORATION CORP.
(Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation)	000-51841 (Commission File Number)	00-0000000 (I.R.S. Employer Identification No.)
1005 – 289 Drake Street, Vancouver, British Columbia, Canada (Address of principal executive offices)		V6B 5Z5 (Zip Code)

Registrant’s telephone number, including area code  (604) 732-1304

n/a
(Former name or former address, if changed since last report)

INFORMATION TO BE INCLUDED IN REPORT

Item 1.01.

Entry into a Material Definitive Agreement.

On May 25, 2007, Atlin agreed to the terms and conditions of a letter agreement dated May 22, 2007 between Atlin and Decoors Mining Corp.  Pursuant to the terms and conditions of the letter agreement, Decoors has agreed to coordinate and conduct a Phase One exploration program on the Surprise Lake claims.  Atlin has agreed to pay Decoors CDN$14,000 for the completion of the exploration program, excluding any applicable taxes.  The exploration program is to be conducted on the Surprise Lake claims between June and September 2007.  Atlin has paid Decoors a deposit of CDN$11,000 to book the exploration times and to pay for future exploration expenses.  The final payment of CDN$3,000 will be paid once the exploration work has been validly filed with the Province of British Columbia and a report has been prepared.  See Exhibit 10.4 – Letter Agreement for more details.

Item 7.01.  Regulation FD Disclosure.

Limitation on Incorporation by Reference:  In accordance with general instruction B.2 of Form 8-K, the information in this report, including Exhibit 10.4, is furnished under Item 9 and pursuant to Regulation FD, and will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as will be expressly set forth by specific reference in such filing.  This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

The information contained in Exhibit 10.4 is incorporated herein by reference.

Form 8-K	Atlin Mineral Exploration Corp.	Page 2

Item 9.01.  Financial Statements and Exhibits.

(d)

Exhibits

Exhibit	Description
10.4	Letter agreement dated May 22, 2007, between Atlin Mineral Exploration Corp. and Decoors Mining Corp.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Atlin Mineral Exploration Corp. has caused this report to be signed on its behalf by the undersigned duly authorized person.

ATLIN MINERAL EXPLORATION CORP.

/s/ Nadwynn Sing

Dated:  May 28, 2007

By:

Nadwynn Sing – CEO & President

Form 8-K	Atlin Mineral Exploration Corp.	Page 3

Exhibit 10.4

Form 8-K	Atlin Mineral Exploration Corp.	Page 4

Decoors Mining Corp.
P.O. Box 176
Atlin, British Columbia
Canada, V0W 1A0

Tel: (604) 669-2991
Email: decoors_mining@yahoo.com

May 22, 2007

VIA Email

Atlin Mineral Exploration Corp.
1005-289 Drake Street
Vancouver, British Columbia
Canada, V6B 5Z5

Attn: Nadwynn Sing

Re:

Phase One Exploration Program

Dear Nadwynn:

It was a pleasure to discuss Atlin's exploration requirements with you during the past weeks. I confirm that my company will be able to coordinate a Phase One exploration program on Atlin's Surprise Lake claims (Tenure numbers 529220 and 529221) for this exploration season. I recommend that the exploration be conducted between June and September 2007 based on my open time in Atlin this summer. I have reviewed the geological report prepared by Erik Ostensoe and would be able to perform the exploration services for CDN $14,000 excluding applicable taxes.

Decoors will require a payment of CDN $11,000 to be paid upon acceptance of our terms in order to book exploration times and to pay for future exploration expenses. We agree to accept a final payment of CDN $3,000 once the exploration work has been validly filed with the Province of British Columbia and a report has been prepared.

Additionally, Decoors agrees to provide Atlin with detailed and timely invoices as work progresses as I understand Atlin's public company accounting requirements.

If Atlin is able to accept these general terms please sign the bottom of this letter and return it to us along with a deposit payment of CDN $11,000 payable to Peter Burjoski  c/o Decoors Mining Corp.

Yours truly,

Decoors Mining Corp.

Per:  /s/ Peter Burjoski

Peter Burjoski

President

Accepted by Atlin Mineral Exploration Corp.

Date:  May 25, 2007

/s/ Nadwynn Sing

______________________________

Nadwynn Sing, President